Exhibit 11.1

Statement regarding computation of per share earnings

The numerators and denominators of basic and fully diluted earnings per share are as follows:

|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
|                                             |   Three months  |  Three months   |    Nine months  |    Nine months  |
|                                             | ended September | ended September | ended September | ended September |
|                                             |        30, 2004 |        30, 2003 |        30, 2004 |        30, 2003 |
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
| Net (loss) income allocable to common shares|   $   (793,331) | $  (2,246,049)  |   $ (4,085,887) |  $ (23,097,727) |
|  (numerator)                                |                 |                 |                 |                 |
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
| Shares used in the calculation (denominator)|                 |                 |                 |                 |
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
|    Weighted average shares outstanding      |      6,353,334  |          100    |      2,133,303  |           100   |
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
|    Effect of diluted stock options          |            --   |           --    |             --  |          --     |
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
|    Fully diluted shares                     |      6,353,334  |          100    |      2,133,303  |           100   |
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
| Basic earnings per share                    |   $      (0.12) |   $   (22,460)  |   $      (1.92) |  $  (230,977)   |
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|
| Fully diluted earnings per share            |   $      (0.12) |   $   (22,460)  |   $      (1.92) |  $  (230,977)   |
|---------------------------------------------|-----------------|-----------------|-----------------|-----------------|